UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): May 26, 2006

                                TIME WARNER INC.

             (Exact Name of Registrant as Specified in its Charter)


      Delaware                          1-15062                   13-4099534
      --------                          -------                   ----------
(State or Other Jurisdiction     (Commission File Number)        (IRS Employer
of Incorporation)                                            Identification No.)

                One Time Warner Center, New York, New York 10019
                -------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                  212-484-8000
                                  -------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 ---------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

On May 26, 2006, Adelphia Communications Corporation ("Adelphia") issued a press release announcing that it is seeking permission from the United States Bankruptcy Court for the Southern District of New York to proceed with its asset sale to a subsidiary of Time Warner Inc. ("Time Warner") and a portion of its asset sale to Comcast Corporation pursuant to Section 363 of the United States Bankruptcy Code without first confirming a Plan of Reorganization. A copy of the press release is attached as Exhibit 99.1 hereto.

Time Warner is in discussions with Adelphia related to this proposed modified approach to the sale process, but has not entered into any amendment to the purchase agreement.

The information included in this report, including the press release attached as
Exhibit 99.1 is provided to satisfy the public disclosure requirements of Regulation FD. This information is being "furnished" to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

Exhibit        Description
-------        -----------

99.1 Press Release, dated May 26, 2006 issued by Adelphia Communications Corporation.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         TIME WARNER INC.


                                         By:  /s/ Pascal Desroches
                                              --------------------
                                              Name:  Pascal Desroches
                                              Title: Vice President and
                                                     Deputy Controller

  Date:  May 30, 2006

                                  EXHIBIT INDEX



Exhibit        Description
------         -----------

99.1 Press Release, dated May 26, 2006 issued by Adelphia Communications Corporation.